Exhibit 99.1

July 12, 2007 GeoResources, Inc. Oil & Gas Exploration and Production CORPORATE OVERVIEW

FORWARD-LOOKING STATEMENTS Information herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, all statements or estimates made by the company, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements. Readers are encouraged to read the Annual Report on Form 10-KSB of GeoResources, Inc. for the year ended December 31, 2006, and its proxy material dated February 23, 2007 for meaningful cautionary language in respect of the statements herein. Interested persons are urged to read the December 31, 2006 Annual Report on Form 10-KSB, the March 31, 2007 quarterly report on Form 10-QSB, and the proxy statement dated February 23, 2007 and any other relevant documents filed with the SEC regarding information about GeoResources and the business combination that was completed on April 17, 2007. Interested persons are able to obtain free copies of filings containing information about GeoResources, without charge, at the SEC's Internet site (http://www.sec.gov). THERE IS NO DUTY TO UPDATE THE STATEMENTS HEREIN AND GEORESOURCES DOES NOT INTEND TO MAKE ANY UPDATES. 3

GeoResources, Inc. NASDAQ: "GEOI" (unaudited estimates at June 30, 2007) $6.0 million working capital $14.0 million cash 8.1 MMboe (excluding partnerships) 1,660 Boepd (excluding partnerships) No debt $100 million bank facility $35 million borrowing base 14.7 million shares outstanding 5.1 million shares in public float COMBINED COMPANY 5

GeoResources, Inc. is a NASDAQ listed public company based in Houston, TX. The company was formerly based in Williston, ND and operated oil and gas properties in the Williston Basin. The merger with Southern Bay Oil & Gas, LP and Chandler Energy, LLC was completed on April 17, 2007. See www.geoi.net Southern Bay Oil & Gas, LP was a private limited partnership based in Houston, TX. Southern Bay's assets include fields in South Texas and Louisiana. See www.southernbayenergy.com Chandler Energy, LLC was a privately owned company based in Denver, CO. Chandler's assets include fields in Colorado, Utah, Montana, and Michigan. MERGER PARTICIPANTS 7

GeoResources, Inc. NASDAQ: "GEOI" 3.0 MMboe 26.5% Ownership of Merged Entities Chandler Energy, LLC et al 2.0 MMboe 16.7% Ownership of Merged Entities Southern Bay Oil & Gas, LP $19.4 million new capital 3.1 MMboe 56.8% Ownership of Merged Entities MERGER CONTRIBUTIONS 9 * Reserve quantities estimated at April 1, 2007

Equity investors include Vlasic FAL LP, Wachovia Capital Partners, LLC, Frank A. Lodzinski and Collis P. Chandler, III and other members of management Board and Management control 65.4% of outstanding shares Management has a 17.3% ownership stake Vlasic and Wachovia have invested with Southern Bay management in several prior companies MAJOR SHAREHOLDERS 11

The Southern Bay partners and Chandler members exchanged cash and equity interests for GEOI common stock as follows: Southern Bay partners: 8,263,000 shares Chandler et al: 2,427,000 shares Vlasic FAL, LP* 5,087,975 shares Collis Chandler, III 1,595,000 shares DEAL SUMMARY 13 * An investment partnership which includes affiliates of Michael A. Vlasic and Frank A. Lodzinski, share total includes 65,957 shares held separately by Mr. Lodzinski.

CORPORATE ORGANIZATION 15 * Pending completion of post-merger corporate restructuring, GeoResources is a Houston-based holding company conducting its operations through Southern Bay Energy, LLC and G3 Energy, LLC.

DIRECTORS: Frank A. Lodzinski Collis P. Chandler, III Christopher W. Hunt* Jay F. Joliat* Scott R. Stevens* Michael A. Vlasic Nick Voller* *independent directors MANAGEMENT 17

PRIMARY CONTACTS 110 Cypress Station Drive Suite 220 Houston, Texas 77090 Office Phone: (281) 537-9920 frank@sbenergy.com 110 Cypress Station Drive Suite 220 Houston, Texas 77090 Office Phone: (281) 537-9920 howard@sbenergy.com 1407 W. Dakota Pkwy, Ste 1-B P.O. Box 1505 Williston, North Dakota 58801 Office Phone: (701) 572-2020 cathyk@geoi.net 19

CORPORATE & SOUTHERN REGION PERSONNEL 21

NORTHERN REGION PERSONNEL 23 (1) (2) Reports to Peggy C. Simpson, VP and Corporate Controller, for accounting and reporting Reports to Howard E. Ehler, VP & CFO, for corporate matters

Giddings PROPERTY MAP 25 NOTE: Michigan may be sold or traded

RESERVE PROFILE 27 (1) Reserves 8.1 Mmboe PV 10% $127.6 million Data at April 1, 2007 Net of $4.3 million required capital expenditures Net of $17.2 million required capital expenditures

PRODUCTION ESTIMATES GAS Mmcf OIL Mbbls Mboe Increase 2007 1,082 276 456 --- 2008 1,546 338 596 30.7% 2009 1,875 477 789 32.4% Proved reserves only; no exploration or development upside. Forecast subject to change pending actual timing of capital expenditures PROVED RESERVES ONLY 29

CAPITAL EXPENDITURES Horizontal Drilling Northern Region $5.3 Southern Region $4.9 Water Flood $4.5 Exploration $5.3 Re-Engineering $2.0 Other $3.9 Total $25.9 million NOTES: Subject to change pending completion of post-merger field studies Does not include development associated with exploratory success Does not include acquisitions 31 CAPITAL BUDGET TOTAL 2007 $6.0 2008 $19.9 Total $25.9 million

Williston Basin - Existing Producing Fields Waterflood and pressure maintenance Horizontal drilling Restoring shut-in wells to production Recompletions In-fill drilling UPSIDE POTENTIAL 33 Austin Chalk Horizontal drilling Three successful PUD locations drilled since February acquisition Fourth well to spud in July At least 6 more PUD locations Preliminary 9-12 more locations Workover and recompletion upside

UPSIDE POTENTIAL 35 Williston Basin - Bakken Shale 2,200 gross acres 50% interest in acreage Roosevelt County, Montana Similar geological characteristics to recent Marathon discovery Extension of Richland County, Montana Bakken Shale play Williston Basin - Bakken Shale 16,000+ gross acres 10% working interest with options to increase participation Montrail County, North Dakota First well - January 2008 Similar geologic characteristics to EOG's Parshall Field discovery

South Louisiana Shallow gas prospect, expected to spud in 1st quarter 2008, pending production history on recent discovery (46% working interest, operated) Shallow oil prospects, 2 wells expected to spud in September and October (7.5% working interest, generated prospect, non- operated) 37 Yuma Shallow Gas Currently completing and laying gathering lines to 7 wells Depending upon favorable production results, additional wells could be drilled UPSIDE POTENTIAL

Balanced growth Control operations (typically operate most properties) Target low operating cost and G&A structure Solicit industry and institutional partners on a promoted basis "New" GeoResources will focus on the acquisition of oil and gas reserves as well as exploitation, development, and exploration. BUSINESS STRATEGY 39

Acquire producing fields or undeveloped acreage Acquire corporate entities Develop drilling programs Retain field operating control Accelerate field development Use price hedging Promote in partners Diversification and risk management Enhance economics by averaging down cost ACQUISITION CONSIDERATIONS 41

CATENA OIL & GAS, LLC AROC RESOURCES, LLC (not included in company reserves) SBE PARTNERS, LP (see map) 7.9 Mmboe 3,252 Boepd 70% developed 82% gas AROC ENERGY, LP (see map) 8.9 MMboe 1,812 Boepd 82% developed 62% oil PARTNERSHIPS 43 2% GP Interest Management Fee 336,000 BOE 100 Boepd 33% Reversionary Interest

PARTNERSHIP PROPERTIES 45

Leonardite Mine and Facilities Book value $590,000 Soliciting buyers Employee reduction, one office and two field Drilling Rig Sold for $1.5 million, $1.0 million cash, $500,000 one year note with two payments of $250,000 at six month intervals with interest. Locked in GeoResources' drilling costs over the next two years (or 24 wells) with capable drilling services in the Williston Basin DIVESTITURES 47 Reymert Rock Mine - Arizona Sold for $2.0 million, plus retained 2.5% royalty $750,000 cash, plus $250,000 due October 2007 Remaining $1.0 million note with 8% interest due June 1, 2011 Monthly principal, interest and royalty payments

PRODUCTION ENHANCEMENT EXAMPLE 49 Economic Limit Economic Limit

Frank A. Lodzinski has over 35 years of oil and gas industry experience. He has generated significant returns to investors in several prior entities, and has served as President of Southern Bay Energy, LLC since its formation in October 2004. Southern Bay contributed the majority of cash and assets to the GeoResources merger. He is a certified public accountant and holds a BSBA degree in Accounting and Finance from Wayne State University in Detroit, Michigan. FRANK A. LODZINSKI CEO & PRESIDENT COLLIS P. CHANDLER, III EXECUTIVE VICE PRESIDENT & CHIEF OPERATING OFFICER Northern Region Collis P. Chandler, III has over 18 years of oil and gas industry experience. Mr. Chandler has been President and sole owner of Chandler Energy, LLC since its inception in July of 2000. From 1988-2000, Mr. Chandler served as Vice President of The Chandler Company, a privately held exploration company operating primarily in the Rocky Mountains. Mr. Chandler holds a Bachelor of Science degree from the University of Colorado, Boulder. MANAGEMENT BACKGROUND 51

FRANCIS M. MURY EXECUTIVE VICE PRESIDENT & CHIEF OPERATING OFFICER Southern Region Francis M. Mury has been active in the oil and gas industry since 1974. He has worked in several prior entities with Mr. Lodzinski since 1989. His experience extends to all facets of petroleum engineering, including reservoir engineering, drilling, and production operations, and further into petroleum economics, geology, geophysics, land and joint operations. Mr. Mury received a degree in Computer Science (1974) from Nicholls State University, Thibodeaux, Louisiana. ROBERT J. ANDERSON VICE PRESIDENT BUSINESS DEVELOPMENT, ACQUISITIONS & DIVESTITURES Robert J. Anderson is a Petroleum Engineer with 19 years of domestic and international experience. He joined Southern Bay Energy, LLC in January 2005 as Vice President, Acquisitions and Divestitures. He has an undergraduate degree in Petroleum Engineering from the University of Wyoming (1986) and also holds an MBA, Corporate Finance, from the University of Denver (1988). MANAGEMENT BACKGROUND 53

HOWARD E. EHLER VICE PRESIDENT & CHIEF FINANCIAL OFFICER Howard E. Ehler was employed as Vice President and CFO of AROC, Inc. from May 2001 through December 2004. Since January 2005, Mr. Ehler has been employed by Southern Bay Energy, LLC as Vice President and CFO. Mr. Ehler holds and Accounting degree from Texas Tech University and has been a certified public accountant since 1970. PEGGY C. SIMPSON VICE PRESIDENT & CORPORATE CONTROLLER Peggy C. Simpson has worked in several prior entities with Mr. Lodzinski from 1988 to 2005, and joined GeoResources, Inc. upon consummation of the merger. Mrs. Simpson has previously served in various accounting and reporting capacities. She holds a BBA and an MBA from Lamar University and has been a certified public accountant since 1987. MANAGEMENT BACKGROUND 55